0 November 2013 NAREIT Presentation

1 A Differentiated Strategy that Grows Shareholder Value Only Public, Vertically Integrated Student Housing Platform Multi - Brand Strategy Targeting Different Segments of Student Population Attractive Growth Profile from Operational Excellence in Our Core Portfolio and a Focused Development and Redevelopment Strategy

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3 5 Piece Puzzle – Wall Market Dynamics Research Hypothesis Addressing Student Housing Macro Concerns – Enrollment decline is not equal across all segments of college enrollments – 4 - year public enrollments of students 24 years old and under has increased – Strong pent - up demand continues to drive industry – Overall financial health of the student borrower is improving – Average debt at 4 - year public schools is considerably lower than at 4 - year private schools – Little competition created by online schools to date – Online schools experience a higher percentage of dropouts, loan default rates and poor job placement – Strong demand for a traditional college setting – ~40,000 - 50,000 off - campus beds expected to be delivered in 2014 in the United States – Limited construction financing due to Basel III requirements – Total enrollment across the United States has declined slightly – The cost of a four - year degree has increased over the last decade – Student debt outstanding is the second largest debt of U.S. households after home mortgages – Over $1 trillion this year – Growth in online education – Emerging trend of open online courses may potentially provide enrollment headwinds – CCG targets underserved, high - growth markets – Much of the new supply is replacing / modernizing existing, older stock – CCG’s average property age is ~5.4 years, well below its public peers – Compelling ROI attained by college degree holders – Population with a degree earns more and has higher employment rates – Avg tuition at CCG schools is well below national avg Supply Growth Demographics & Enrollment Cost of Higher Education Student Debt Online Education

4 (1) Department of Education, National Center of Education Statistics, Michael Gallis & Associates (Dec 2012) Enrollment expected to increase by ~2.3 million students between 2013 - 2021 (1) Solid Market Fundamentals

5 Market Size and Enrollment Growth Note: National Student Clearinghouse Research enrollment data for fall 2012 and fall 2011 • NSRC data indicates a 1.8% decline in total enrollments from 2011 to 2012 • Decline not equal across all segments, with greatest declines in 2 - year public and in 4 - year private for - profit, neither of which are CCG’s target market • Decline in 4 - year public enrollments were predominantly due to non - traditional students (part - time students and students over 24 years old) • 4 - year public enrollments of students 24 years and under, which represents CCG’s primary target market, increased 0.1% Enrollment Detail (millions) Enrollments Higher Ed Category Fall 2011 Fall 2012 Total Change Percent Change % of CCG Beds Change at CCG Campuses U.S. Total Enrollment 20.56 20.20 -0.36 -1.80% 4-Yr Public 7.82 7.77 -0.05 -0.60% 96.9% 0.5% 4-Yr Private 3.70 3.71 0.01 0.50% 3.1% 1.5% 4-Yr For-Profit 1.58 1.46 -0.12 -7.20% 0.0% 0.0% 2-Yr Public 6.92 6.71 -0.21 -3.10% 0.0% 0.0%

6 Source: Bureau of Labor Statistics, Current Population Survey Economic Benefits of Education

7 Lower Student Debt in 4 - year Public Schools Source: U.S. Department of Education; reflects average debt in 2010 (after 6 years for a student who began college in 2004 and obtained a BA degree) • Lower average debt in 4 - year public schools compared to all private schools • Only 59% of students actually have debt in 4 - year public schools • CCG’s primary target is 4 - year public schools, which offer more insulation from student debt risk

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9 Full - Service Student Housing Provider Campus Crest has become the preeminent student housing company by delivering attractive, quality product in undeserved, high - growth markets. We differentiate ourselves through the following: Vertically Integrated Platform - Eliminate third party mark - ups - Control time, quality and cost - Compounding knowledge - Manage the ongoing facility Prototype construction Universal brand across portfolio Consistent operational protocol Leading residence life program Only Public, Vertically Integrated Student Housing Platform

10 82 Properties 62 Markets ~44,000 Beds $2bn+ of Assets Note: Pro forma for the amendment to the Copper Beech purchase and sale agreement signed on 09/30/2013 2 nd Largest Public Student Housing Platform

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12 Captive General Contractor & Wholesale Supplier • Improves quality and creates operational efficiencies • Eliminates the middle man Research - Driven Development Approach • Over 90% of sites sourced off - market, providing competitive & cost advantage • Prototypical layouts with standard building types and amenity packages create a “kit of parts” that drive out waste, thus lowering costs • Drives costs 15 – 20% lower than peers • Creates higher yields due to lower cost basis • Controls quality Why Captive Development & Construction Companies Drive Value

13 Historical Development Volume and Initial Yields CCG’s Ground - up Development Typically Generates Initial Yields 100 - 200bps Above Acquisition Cap Rates (1) Represents the Company’s pro rata share of wholly - owned and joint venture development costs (2) Represents estimate of expected year 1 yield $113.6 $98.2 $118.1 8.0% 8.9% 7.5 - 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 Average Yield on Cost Total Cost (1) (2) ($ amount in millions) )

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15 • We seek to recruit and retain top talent • We develop, engage and empower our people through our unique programs and training • We continually improve our systems to provide our people with real - time data and B.I. tools that accelerate their performance • We mine best practices across states, regions and brands, and continually evolve our developmental and teaching programs How We Maximize Portfolio Performance People, Systems and Practices Drive Consistent Performance

16 Note: Financials reflect same store wholly - owned properties as shown in each company’s Supplemental Analyst Package 530 bps 60 bps 80 bps CCG ACC EDR 140 bps 40 bps 90 bps CCG ACC EDR 0 bps - 60 bps - 190 bps CCG ACC EDR 1.6% 3.8% 4.6% CCG ACC EDR 3.5% 2.7% 4.0% CCG ACC EDR 13.3% 5.1% 6.3% CCG ACC EDR 6.2% 3.4% 5.7% CCG ACC EDR 2011 SS Margin 2012 SS Margin 2013 SS YTD Margin 2011 SS NOI 2012 SS NOI 2013 SS YTD NOI 2011 SS Revenue 2012 SS Revenue 2013 SS YTD Revenue 1.3% 1.9% 0.1% CCG ACC EDR 1.3% 0.7% - 3.6% CCG ACC EDR Same Store Growth

17 Operational Upside Strong Core Property NOI Growth & Developments with Higher Occupancies and Rate Create Upside ($ amounts in millions except per bed values) 21 Wholly Owned 4 Wholly Owned 4 Wholly Owned IPO Properties 2011 Deliveries 2012 Deliveries AY 11/12 AY 12/13 % Change AY 11/12 AY 12/13 % Change AY 12/13 Beds 10,528 10,528 - 2,316 2,316 - 1,964 Rental Revenue $54.4 $55.3 1.5% $10.8 $12.4 14.2% $12.2 NOI $29.7 $30.6 3.0% $6.4 $6.8 6.5% $8.3 Occupancy 91.0% 91.5% 0.5% 79.8% 91.9% 12.1% 97.4% Rental RevPOB $474 $478 0.9% $489 $485 (0.8%) $547

18 SOCIAL CULTURAL OUTREACH RECREATIONAL EDUCATIONAL SUSTAINABILITY RESIDENCE LIFE Lifestyle is the foundation of our student communities, influencing both how we design properties and how we operate them . We’ve developed a comprehensive residence life program, SCORES, that emphasizes community engagement in every aspect of The Grove experience . With us, residents find more than a place to live . They build strong friendships in a community of their peers, enjoy a wide variety of exciting social opportunities, and make a difference with meaningful sustainability and outreach projects . Thanks to our laser focus on lifestyle, we’ve created a college experience that students can’t find anywhere else which creates sticky residents .

19 Allows CCG to maximize operating leverage with greater bed density per market • Developed in 1991 by Dr. Jack McWhirter • High value townhouse product • Targets upperclassmen and grad students that desire a more “residential” experience • More independent living and lower resident engagement • Large units with higher average sq. ft. per bedroom • Recognizable brand and prototype • Developed by CCG in 2005 • Grown from 448 beds to over 28,000 beds in 9 years • Traditional apartment floor plans • Targets sophomores to juniors • Fully - engaged residence life program • Offers customer service, privacy and on - site amenities • All - inclusive pricing model attracts students and parents • Universal brand and adaptable prototype • Launched in 2013 as an upscale, urban concept with an unmatched residence life experience • Targets upperclassmen and graduate students • Evolves the urban student housing experience by offering customer service, amenities and conveniences of urban living • Provides Company with product type to meet growing demand at urban campuses A Multi - Brand Product Offering

20 A Multi - Brand Product Offering

21 Cutting Edge Branding Supports Lifestyle & Drives Leasing

22 We don’t manage buildings. We build communities. COLLEGE IS BETTER WITH US Campus Crest properties operate under the brand, The Grove, with the brand promise College is better with us. The Grove brand sets Campus Crest apart from its competitors by offering a lifestyle to college students that no one else can meet. AUTHENTIC FUN INSPIRATIONAL CONNECTED FEARLESS

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24 Portfolio Growth Drivers A Balanced Approach • New project additions • Copper Beech acquisition • Montréal • Same store NOI • Operational upside on non - stabilized assets • Refining our core portfolio • Common equity • Preferred equity • Joint venture equity • Proceeds from selective asset dispositions • Secured debt • Unsecured debt • Selective asset dispositions

25 $1,471.5 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 09/30/2013 Pro Forma ($mm) Consolidated Debt, Net Pro Rata Other JV Debt Pro Rata CBTC Debt Preferred Equity Common Equity Note: As of 09/30/2013 (1) Excludes principal amortization and assumes exercise of extension options (2) Pro forma for closing of 67% investment in 30 Copper Beech properties per the amendment to the purchase and sale agreement signed on 09/30/2013; additionally, reflects the Company’s raise of approximately $95 million Series A preferred stock and approximately $100 million of senior exchangeable notes (3) Based on 11/08/2013 closing price of $9.96 Enterprise Value (2, 3) Pro Forma Debt Maturities (1, 2) 45.7% Pro Forma Weighted Average Interest Rate: 4.5% Conservative Balance Sheet $14.9 $22.0 $110.2 $179.9 $46.9 $217.8 $103.2 2.1% 3.2% 15.9% 25.9% 6.8% 31.3% 14.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2013 2014 2015 2016 2017 2018 Thereafter ($mm) Term Loan / Revolver Mortgage Debt Construction Debt Unsecured Convertible Notes Pro Rata JV Debt Other Debt Pro Rata CBTC Debt RC Capacity

26 Focus on Attaining our Credit Rating • Capital accessed opportunistically, but always with a long - term view in mind Note: As of 09/30/2013; pro forma for closing of 67% investment in 30 Copper Beech properties per the amendment to the purchase and sale agreement signed on 09/30/2013; reflects the Company’s raise of approximately $95 million Series A preferred stock and approximately $100 million of senior exchangeable notes; where applicable, figures are Q3 2013 annualized (1) CCG’s gross asset value is an adjusted undepreciated book value. The GAAP gross assets value has been adjusted to include the Company’s pro rata share of its book value of joint venture assets and exclude the investment in unconsolidated entities line item from the GAAP balance sheet (2) Includes CCG’s pro rata share of debt (3) Includes CCG’s pro rata share of EBITDA (4) Represents the undepreciated book value of the wholly - owned unencumbered assets as a percentage of the Company’s gross asset value for wholly - owned assets only (5) Fixed charges include the Company’s pro rata share of interest expense, capitalized interest and preferred dividends Pro Forma 09/30/2013 Debt + Pref / Gross Assets (1) 52.1% < 50.0% Secured Debt / Gross Assets (1, 2) 31.2% < 20.0% Net Debt / EBITDA (2, 3) 7.4x < 6.0x % of Unencumbered Assets (4) 52.8% > 60.0% Fixed Charge Coverage (3, 5) 2.1x > 2.2x Moody's Baa Threshold

27 Appendix

28 Copper Beech Amendment (September 30, 2013) • CCG to acquire 67% of 30 properties and defer any CCG ownership in 7 lower leased properties (1) • Increased ownership in 28 properties that were 96.1% leased • Deferred investment in 7 properties that lagged the overall portfolio • Provides CCG with the ability to defer the first purchase option until August 2014 • Accelerates management of CB operations to CCG in 2014 from 2015 if CCG exercises the first option • Repayment by Copper Beech of $ 31.7mm loan ($16.2mm reinvested; $15.5mm increases CCG liquidity) Copper Beech Transaction Update (1) Subject to lender consents required as part of the amendment to the Copper Beech purchase and sale agreement signed on 09/30/2013 evo à Square Victoria – Montréal Redevelopment Strategy

- Montréal, Quebec is ranked the world's #1 international student destination[1]
  - Nearly 200,000 post-secondary students
- CCG (20%) and Beaumont Partners SA (80%) joint venture acquired the 33-story Delta Centre-Ville Hotel in downtown Montréal in July 2013
  - Acquisition cost of C$60 million with ~C$30mm of redevelopment cost
  - Targeted completion in fall '14; leasing to begin fall '13

OVERALL RANKING

RANK	CITY
1	MONTREAL
2	LONDON
3	HONG KONG
4	TORONTO
5	CAMBRIDGE
6	OXFORD
7	BOSTON
8	SYDNEY
9	ZURICH
10	NEW YORK


McGill University
Concordia University
Université du Québec à Montréal
L'École de Technologie Supérieure
evo

- "Montréal also has nearly 200,000 students yet only 5,000 rooms are available to them. The City has to address this problem."

  – Newly elected Montréal mayor, Denis Coderre, during a town hall debate

(1) *The Economist* Intelligence Unit and Bank of Communications (China) – BOCOM Sea Turtle Index

CAMPUS CREST

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30 Portfolio Overview CCG Wholly - Owned Portfolio Property Primary University # of Props Units Beds Enrollment '12/'13 Tuition '12/'13 Distance to Campus (Median) Age Wholly-Owned Operating Properties The Grove at Asheville, NC Asheville, NC UNC - Asheville 154 448 3,751 $7,334 0.1 8.1 The Grove at Carrollton, GA Carrollton, GA University of West Georgia 168 492 11,646 6,710 0.1 7.1 The Grove at Las Cruces, NM Las Cruces, NM New Mexico State University 168 492 17,651 6,041 0.4 7.1 The Grove at Milledgeville, GA Milledgeville, GA Georgia College & State University 168 492 6,446 6,634 0.1 7.1 The Grove at Abilene, TX Abilene, TX Abilene Christian University 192 504 4,558 28,350 0.5 6.1 The Grove at Ellensburg, WA Ellensburg, WA Central Washington University 192 504 11,320 5,946 0.5 6.0 The Grove at Greeley, CO Greeley, CO University of Northern Colorado 192 504 12,497 6,837 1.0 6.1 The Grove at Jacksonville, AL Jacksonville, AL Jacksonville State University 192 504 9,161 7,950 0.2 6.1 The Grove at Mobile, AL--Phase I & II Mobile, AL University of South Alabama 384 1,008 14,883 7,950 0.0 5.6 The Grove at Nacogdoches, TX Nacogdoches, TX Stephen F. Austin State University 196 522 12,999 7,928 0.4 6.1 The Grove at Cheney, WA Cheney, WA Eastern Washington University 192 512 12,587 10,577 0.5 5.0 The Grove at Jonesboro, AR Jonesboro, AR Arkansas State University 192 504 13,877 6,934 0.3 5.1 The Grove at Lubbock, TX Lubbock, TX Texas Tech University 192 504 32,467 8,942 1.2 5.1 The Grove at Stephenville, TX Stephenville, TX Tarleton State University 192 504 10,276 7,064 0.8 5.1 The Grove at Troy, AL Troy, AL Troy University 192 514 6,688 8,134 0.4 5.1 The Grove at Waco, TX Waco, TX Baylor University 192 504 15,364 33,916 0.8 5.1 The Grove at Wichita, KS Wichita, KS Wichita State University 192 504 14,898 5,418 1.1 5.1 The Grove at Wichita Falls, TX Wichita Falls, TX Midwestern State University 192 504 5,916 7,238 1.2 5.1 The Grove at Murfreesboro, TN Murfreesboro, TN Middle Tennessee State University 186 504 25,394 7,492 0.8 4.1 The Grove at San Marcos, TX San Marcos, TX Texas State University 192 504 34,225 8,770 1.7 4.1 The Grove at Huntsville, TX Huntsville, TX Sam Houston State University 192 504 18,461 8,120 0.2 3.1 The Grove at Statesboro, GA Statesboro, GA Georgia Southern University 200 536 20,574 6,724 0.7 3.1 The Grove at Ames, IA Ames, IA Iowa State University 216 584 30,748 7,726 0.3 2.1 The Grove at Clarksville, TN Clarksville, TN Austin Peay State University 208 560 10,597 6,918 1.3 2.1 The Grove at Columbia, MO Columbia, MO University of Missouri 216 632 34,748 9,257 0.9 2.1 The Grove at Ft. Wayne, IN Ft. Wayne, IN Indiana University-Purdue University-Fort Wayne 204 540 13,771 7,640 1.1 2.1 The Grove at Moscow, ID Moscow, ID University of Idaho 192 504 11,464 6,212 0.5 4.1 The Grove at Valdosta, GA Valdosta, GA Valdosta State University 216 584 12,515 6,762 1.9 2.1 The Grove at Auburn, AL Auburn, AL Auburn University 216 600 25,134 9,446 0.0 1.1 The Grove at Flagstaff, AZ Flagstaff, AZ Northern Arizona University 216 584 18,292 7,364 0.2 1.1 The Grove at Nacogdoches, TX - Phase II Nacogdoches, TX Stephen F. Austin State University 64 160 12,999 7,928 0.4 1.1 The Grove at Orono, ME Orono, ME University of Maine 188 620 10,901 10,594 0.5 1.1 The Grove at Ft. Collins, CO Ft. Collins, CO Colorado State University 218 612 26,769 8,648 0.0 0.1 The Grove at Muncie, IN Muncie, IN Ball State University 216 584 17,851 8,980 0.1 0.1 The Grove at Pullman, WA Pullman, WA Washington State University 216 584 19,989 11,386 0.0 0.1 The Grove at Flagstaff, AZ - Phase II Flagstaff, AZ Northern Arizona University 54 192 18,292 7,364 0.2 0.0 Total - Wholly-Owned Operating 35 6,952 18,908 16,130 $9,175 0.5 3.9 Wholly-Owned Redevelopment Properties Toledo, OH Toledo, OH University of Toledo 1 382 629 22,610 9,054 0.0 29.1 Total - Wholly-Owned Operating 36 7,334 19,537 16,315 $9,171 0.5 4.6 (1) (1) The redevelopment at Toledo, OH had 629 beds at acquisition, but the property will be in phases of redevelopment with a planned opening in August 2014

31 Portfolio Overview CCG Joint Venture & 2014 Delivery Portfolio (1) evo à Square Victoria unit and bed count is an estimate and the Company expects to provide further detail in 2014 (1) Property Primary University # of Props Units Beds Enrollment '12/'13 Tuition '12/'13 Distance to Campus (Median) Age Joint Venture Operating Properties The Grove at Lawrence, KS Lawrence, KS University of Kansas 172 500 24,577 $9,678 1.6 4.1 The Grove at San Angelo, TX San Angelo, TX Angelo State University 192 504 6,888 7,500 0.3 4.1 The Grove at Conway, AR Conway, AR University of Central Arkansas 180 504 11,107 7,332 0.4 3.1 The Grove at Denton, TX Denton, TX University of North Texas 216 584 35,778 8,717 0.8 2.1 The Grove at Fayetteville, AR Fayetteville, AR University of Arkansas 232 632 24,537 7,554 0.5 1.1 The Grove at Laramie, WY Laramie, WY University of Wyoming 224 612 10,522 8,556 0.3 1.1 The Grove at Stillwater, OK Stillwater, OK Oklahoma State University 206 612 23,722 8,382 0.8 1.1 The Grove at Norman, OK Norman, OK University of Oklahoma 224 600 24,144 8,706 0.6 0.1 The Grove at State College, PA State College, PA Penn State University 216 584 44,679 16,444 0.8 0.1 The Grove at Indiana, PA Indiana, PA Indiana University of Pennsylvania 224 600 15,379 8,672 0.6 0.1 Total - Joint Venture 10 2,086 5,732 22,133 $9,154 0.6 1.7 Total Operating Portfolio 46 9,420 25,269 17,608 $9,167 0.5 4.0 2014 Wholly-Owned Deliveries The Grove at Slippery Rock Slippery Rock, PA Slippery Rock University 216 603 8,559 $8,506 0.3 0.0 The Grove at Grand Forks Grand Forks, ND University of North Dakota 252 600 15,250 7,254 0.1 0.0 The Grove at Mt. Pleasant Mt. Pleasant, MI Central Michigan University 216 584 20,504 10,950 0.9 0.0 Total - 2014 Wholly-Owned Deliveries 3 684 1,787 14,771 8,903 0.3 0.0 2014 Joint Venture Deliveries evo Cira Centre South Philadelphia, PA University of Pennsylvania 24,725 43,738 0.0 Drexel University 25,500 41,500 0.2 The Grove at Louisville Louisville, KY University of Louisville 216 654 18,172 8,930 0.1 0.0 The Grove at Greensboro Greensboro, NC University of North Carolina Greensboro 252 584 22,293 6,136 0.5 0.0 evo à Square Victoria Montréal, Quebec McGill University 711 1,200 38,779 5,588 0.6 0.0 Concordia University 37,835 5,947 0.8 L’École de Technologie Supérieure (ÉTS) 6,160 5,830 0.3 Total - 2014 Joint Venture Deliveries 4 1,523 3,288 24,781 16,810 0.3 0.0 Total - 2014 Deliveries 7 2,207 5,075 21,778 14,438 0.3 0.0 Total Portfolio (Incl. Deliveries through 2014) 53 11,627 30,344 18,366 $10,126 0.5 3.5 344 850 0.0

32 Portfolio Overview Copper Beech Portfolio Property Primary University # of Props Units Beds Enrollment '12/'13 Tuition '12/'13 Distance to Campus (Median) Age Copper Beech Operating Properties Copper Beech at State College, PA - CB I State College, PA Penn State University 59 177 45,783 $16,444 1.8 17.1 Copper Beech at State College, PA - CB II State College, PA Penn State University 87 257 45,783 16,444 1.7 15.1 Copper Beech at State College, PA - Oakwood State College, PA Penn State University 48 144 45,783 16,444 2.3 13.1 Copper Beech at State College, PA - Northbrook GreensState College, PA Penn State University 166 250 45,783 16,444 1.9 10.1 Copper Beech at State College, PA - Parkway Plaza State College, PA Penn State University 429 633 45,783 16,444 1.1 10.1 Copper Beech at Indiana, PA - IUP I Indiana, PA Indiana University of Pennsylvania 95 239 15,379 8,672 0.6 12.1 Copper Beech at Indiana, PA - IUP II Indiana, PA Indiana University of Pennsylvania 72 172 15,379 8,672 0.6 9.1 Copper Beech at Indiana, PA - IUP Buy Indiana, PA Indiana University of Pennsylvania 43 74 15,379 8,672 0.6 13.1 Copper Beech at Radford, VA Radford, VA Radford University 222 500 9,573 8,320 0.5 11.1 Copper Beech at West Lafayette, IN – Klondike West Lafayette, IN Purdue University 219 486 39,256 9,900 2.2 10.1 Copper Beech at West Lafayette, IN – Baywater West Lafayette, IN Purdue University 137 488 39,256 9,900 0.8 9.1 Copper Beech at Bloomington, IN Bloomington, IN Indiana University 107 297 42,133 8,750 2.7 8.1 Copper Beech at Mount Pleasant, MI - Phase I Mount Pleasant, MI Central Michigan University 204 632 20,504 10,950 0.7 8.1 Copper Beech at Fresno, CA Fresno, CA California State University at Fresno 178 506 22,565 6,762 2.7 7.1 Copper Beech at Bowling Green, OH - Phase I Bowling Green, OH Bowling Green University 128 400 17,107 10,393 1.2 8.1 Copper Beech at Bowling Green, OH - Phase II Bowling Green, OH Bowling Green University 72 216 17,107 10,393 1.2 7.1 Copper Beech at Allendale, MI - Phase I Allendale, MI Grand Valley State University 206 614 24,654 10,330 0.5 7.1 Copper Beech at Allendale, MI - Phase II Allendale, MI Grand Valley State University 82 290 24,654 10,330 0.5 6.1 Copper Beech at Columbia, MO Columbia, MO University of Missouri 214 654 34,748 9,257 1.5 7.1 Copper Beech at Bloomington, IN - Colonial Crest Bloomington, IN Indiana University 206 402 42,133 8,750 0.8 7.1 Copper Beech at Columbia, SC - Phase I Columbia, SC University of South Carolina 278 824 31,288 10,488 2.4 6.1 Copper Beech at Columbia, SC - Phase II Columbia, SC University of South Carolina 72 178 31,288 10,488 2.4 5.1 Copper Beech at Morgantown, WV Morgantown, WV West Virginia University 335 920 29,707 7,135 1.8 4.1 Copper Beech at Harrisonburg, VA Harrisonburg, VA James Madison University 414 1,218 19,258 8,808 1.2 5.1 Copper Beech at Greenville, NC Greenville, NC East Carolina University 439 1,232 21,657 5,813 1.9 5.1 Copper Beech at San Marcos, TX - Phase I San Marcos, TX Texas State University 273 840 34,225 8,770 0.5 3.1 Copper Beech at San Marcos, TX - Phase II San Marcos, TX Texas State University 142 410 34,225 8,770 0.6 1.1 Copper Beech at Harrisonburg, VA - Grand Duke Harrisonburg, VA James Madison University 120 124 19,258 8,808 1.2 13.1 Total - Copper Beech Operating 28 5,047 13,177 29,630 10,405 1.2 8.6 Copper Beech 2014 Development Copper Beech at Ames Ames, IA Iowa State University 1 214 636 30,748 7,726 0.3 0.0 Total Copper Beech 29 5,261 13,813 29,669 $10,313 1.2 8.3 Total Portfolio (Incl. Copper Beech) 82 16,888 44,157 22,091 $10,346 0.6 5.4 Deferred Copper Beech Properties Copper Beech at State College, PA - OaK Hill State College, PA Penn State University 106 318 45,783 $16,444 1.7 10.1 Copper Beech at Statesboro, GA - Phase I Statesboro, GA Georgia Southern University 246 754 20,574 6,724 0.3 6.1 Copper Beech at Kalamazoo, MI - Phase I Kalamazoo, MI Western Michigan University 256 784 22,443 10,039 2.4 6.1 Copper Beech at Kalamazoo, MI - Phase II Kalamazoo, MI Western Michigan University 115 340 22,443 10,039 2.4 5.1 Copper Beech at Auburn, AL Auburn, AL Auburn University 271 754 25,134 9,446 1.8 4.1 Copper Beech at Mount Pleasant, MI - Phase II Mount Pleasant, MI Central Michigan University 119 256 20,504 10,950 0.7 0.1 Copper Beech at Statesboro, GA - Phase II Statesboro, GA Georgia Southern University 82 262 20,574 6,724 0.3 0.1 Total Deferred Copper Beech Properties 7 1,195 3,468 25,351 $10,052 1.7 4.6

33 This presentation contains certain forward - looking statements that are subject to risks and uncertainties . These forward - looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward - looking information . The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in, or implied by, the forward - looking statements . You are cautioned not to place undue reliance on any of these forward - looking statements, which reflect the Company’s views on this date . Furthermore, except as required by law, the Company is under no duty to, and does not intend to, update any of our forward - looking statements after this date, whether as a result of new information, future events or otherwise . This presentation does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not permitted by law or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation . Forward Looking Statements